UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2002
                                                   ----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


   Delaware                            0-22624                05-0473908
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(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                            19061
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:       (610) 859-3000
                                                     --------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

        Exhibit
        Number        Description

        99.1 Press Release, dated October 16, 2002 issued by Foamex International Inc.

ITEM 9.  REGULATION FD DISCLOSURE

     On October 16, 2002, Foamex International Inc., a Delaware corporation ("Foamex") issued a press release (the "Press Release"), pursuant to which Foamex disclosed that it expected to report a net loss for the third quarter ended September 29, 2002 and that in light of these results it had obtained a waiver from its bank lenders of its financial covenants for the period ended September 29, 2002.

     The Press Release is attached to this report as Exhibit 99.1.

     The matters described in this filing contain forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. The use of words in this document and attached exhibit, such as "anticipates," "intends," "plans," "believes," "estimates," "expects" and similar expressions, is done to identify forward-looking statements on Foamex's current expectations and projections about future results, and the actual results may differ materially form those anticipated in such statements. Forward-looking statements are affected by risks, uncertainties and assumptions that Foamex makes about, among other things, its ability to implement customer selling price increases in response to higher raw material costs, raw material price increases, general economic conditions, conditions in the capital markets, the interest rate environment, the level of automotive production, carpet production, furniture and bedding production and housing starts, the completion of various restructuring/consolidation plans, the achievement financial covenants, effective tax rates, realization of deferred tax assets, litigation and changes in environmental legislation and environmental conditions and other factors mentioned in documents filed by Foamex with the Securities and Exchange Commission. Readers should be aware that any forward-looking statement made in this filing, or elsewhere, speaks only as of the date on which it is made. Foamex assumes no obligation to update such information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2002

                                     FOAMEX INTERNATIONAL INC.

                                     By:  /s/ Thomas E. Chorman
                                          ----------------------------
                                     Name:    Thomas E. Chorman
                                     Title:   Chief Financial Officer and
                                              Chief Administrative Officer

                                  EXHIBIT INDEX

       Exhibit
       Number              Description

       99.1 Press Release, dated October 16, 2002, issued by Foamex International Inc.